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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) - May 5, 2006

                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                        0-20388                 36-3795742
(State of other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)
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                800 East Northwest Highway, Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     EQUITY INCENTIVE COMPENSATION PLAN AND OUTSIDE DIRECTORS' STOCK OPTION PLAN, STOCKHOLDER ACTIONS

     On May 5, 2006, at the Annual Meeting of Stockholders of Littelfuse, Inc. (the "Company"), the stockholders approved (i) the establishment of the Littelfuse, Inc. Equity Incentive Compensation Plan (the "Equity Plan"), effective as of March 1, 2006, which supersedes and replaces the Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective December 16, 1991, and the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective February 12, 1993 (the "Prior Plans"), except that the Prior Plans shall remain in effect with respect to awards granted under such Prior Plans until such awards have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such awards; and (ii) the establishment of the Littelfuse, Inc. Outside Directors' Stock Option Plan (the "Directors Plan"), effective as of March 1, 2006, which supersedes and replaces the Stock Plan for New Directors of Littelfuse, Inc., and, to the extent such plans provided for grants to outside directors, the Prior Plans, except that the Prior Plans shall remain in effect with respect to awards granted under such Prior Plans until such awards have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such awards. The text of the Equity Plan and the Directors Plan are each incorporated herein by reference from Exhibit A and B, respectively, to the Company's Proxy Statement for Annual Meeting of Stockholders to be held on May 5, 2006, dated March 29, 2006, and filed with the Securities and Exchange Commission on March 29, 2006 (the "2006 Proxy Statement"). In addition, the stockholders elected each of the six director candidates to the Company's Board of Directors (the "Board") and ratified the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 30, 2006, each as discussed in the 2006 Proxy Statement.

     EXECUTIVE COMPENSATION

     On May 5, 2006, at the Annual Meeting of the Board of Directors of the Company, the Board determined the annual salary for Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company, and each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer (the "Other Executive Officers") for 2006, effective July 1, 2006, as set forth on the Company's Summary of Executive Officer Compensation attached as Exhibit 99.3 hereto.

     On May 5, 2006, the Company established the stock option and performance share awards under the Equity Plan for Mr. Hunter and each of the Other Executive Officers, as set forth on Exhibit 99.3 hereto. The form of Non-Qualified Stock


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     Option Agreement, including vesting provisions, and the form of Performance
     Share Award Agreement, including vesting provisions, pursuant to which these awards have been made are set forth on Exhibits 99.4 and 99.5 hereto, respectively.

     DIRECTOR COMPENSATION

     On May 5, 2006, each non-employee director was awarded the annual formula grant of options to purchase 5,000 shares of Common Stock of the Company, with an exercise price of $34.33 per share, pursuant to the automatic grant provisions of the Directors Plan. The form of Non-Qualified Stock Option Agreement, including vesting provisions, pursuant to which such awards were made is set forth on Exhibit 99.6 hereto. Further discussion of the compensation of directors is set forth on the Company's Summary of Director Compensation attached as Exhibit 99.7 hereto.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
     YEAR

     On May 5, 2006, the Company amended its Bylaws to reduce the number of directors from seven to six. The Bylaws as amended are attached as Exhibit 3(II) hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

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EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------
     3(II)       Littelfuse, Inc. Bylaws, as amended to date

     99.1 Littelfuse, Inc. Equity Incentive Compensation Plan (incorporated herein by reference to Exhibit A to the Company's Proxy Statement for Annual Meeting of Stockholders to be held on May 5, 2006)

     99.2 Littelfuse, Inc. Outside Directors' Stock Option Plan (incorporated herein by reference to Exhibit B to the Company's Proxy Statement for Annual Meeting of Stockholders to be held on May 5, 2006)

     99.3        Littelfuse, Inc. Summary of Executive Officer Compensation

     99.4 Form of Non-Qualified Stock Option Agreement under the Littelfuse, Inc. Equity Incentive Compensation Plan

     99.5        Form of Performance Share Agreement under the Littelfuse, Inc.
                 Equity Incentive Compensation Plan
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
     99.6 Form of Non-Qualified Stock Option Agreement under the Littelfuse, Inc. Outside Directors' Stock Option Plan

     99.7        Littelfuse, Inc. Summary of Director Compensation

                 Pursuant to SEC Release Nos. 33-84000 and 34-49424, Exhibit
                 99.8 is being furnished and will not be deemed "filed" for purposes of the Securities Act of 1933 or the Securities Exchange Act of 1934.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LITTELFUSE, INC.


Date: May 11, 2006                      By: /s/ Philip G. Franklin
                                            ------------------------------------
                                            Philip G. Franklin
                                            Vice President, Operations
                                            Support and Chief Financial Officer


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